EXHIBIT 10.3


VOLVO TRUCKS NORTH AMERICA, INC.

         DEALER SALES
         AND SERVICE AGREEMENT







                                                     VOLVO

                                                     P.O. Box 26115
                                                     Greensboro, NC 27402-6115

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                        VOLVO TRUCKS NORTH AMERICA, INC.
                       DEALER SALES AND SERVICE AGREEMENT

                                TABLE OF CONTENTS

DEFINITIONS....................................................................2

PREAMBLE.......................................................................4

   Purpose of Agreement........................................................4
   Company's Responsibilities..................................................4
   Dealer's Responsibilities...................................................4
   A Mutually Beneficial Relationship..........................................4

ARTICLE 1:  SELLING PRIVILEGE..................................................5

   1.1   Relationship Between Company and Dealer...............................5
   1.2   Dealer Appointment....................................................5
         1.2.1  Description of Appointment.....................................5
         1.2.2  Role of Controlling Individual.................................6
   1.3   Term of Agreement.....................................................6
   1.4   Area of Responsibility................................................6
         1.4.1  Definition of Area of Responsibility...........................6
         1.4.2  Changing the Area of Responsibility............................6
   1.5   Portfolio of Criteria.................................................7
   1.6   Addenda and Attachments...............................................7
   1.7   Fully Incorporated Policies and Procedures............................7
   1.8   Modifying the Agreement...............................................7
   1.9   Changing Product Offerings............................................7

ARTICLE 2:  DEALERSHIP SALES AND SERVICE.......................................8

   2.1   Dealer's Responsibilities.............................................8
   2.2   Customer Relations....................................................8
   2.3   Trucks................................................................9
         2.3.1  Truck Sales....................................................9
         2.3.2  Truck Inventory Guidelines.....................................9
         2.3.3  Evaluating Truck Sales Performance.............................9
   2.4   Volvo Engines and Components..........................................9
         2.4.1  Engine and Component Sales.....................................9
         2.4.2  Engine Sales Performance Objectives and Evaluation.............9
   2.5   Used Trucks...........................................................9
   2.6   Parts................................................................10
         2.6.1  Parts Sales...................................................10
         2.6.2  Parts Inventory Requirements..................................10
         2.6.3  Parts Reporting...............................................10
         2.6.4  Parts Information, Catalogs, and Manuals......................11
         2.6.5  Parts Merchandising and Display...............................11
         2.6.6  Evaluating Parts Sales Performance............................11
   2.7   Service..............................................................11

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         2.7.1  Customer Service..............................................11
         2.7.2  Hours of Operation............................................12
         2.7.3  Recall Service Procedure......................................12
         2.7.4  Evaluating Service Performance................................12
   2.8   Complaint Resolution.................................................12
         2.8.1  Customer Complaints...........................................12
         2.8.2  Service Disputes..............................................13
   2.9   Sales and Service Personnel Requirements.............................13
         2.9.1  Dealership Training Requirements..............................13
         2.9.2  Sales.........................................................13
         2.9.3  Service.......................................................13

ARTICLE 3:  DEALERSHIP OPERATIONS.............................................14

   3.1   Financial Requirements...............................................14
   3.2   Business and Marketing Plan and Sales Objectives.....................14
   3.3   Records and Reports..................................................15
         3.3.1  Recordkeeping and Reporting Requirements......................15
                3.3.1.1  Accounting Records...................................15
                3.3.1.2  Operating Report.....................................15
                3.3.1.3  Retail and Other Reports.............................15
                3.3.1.4  Employee and Dealership Information..................15
                3.3.1.5  Audited Financial Statement..........................15
                3.3.1.6  Retaining Records....................................15
         3.3.2  Making Records Available for Examination......................15
         3.3.3  Failure to Comply.............................................16
         3.3.4  Confidentiality and Disclosure................................16
   3.4   Premises and Location................................................16
         3.4.1   Facilities...................................................16
                3.4.1.1  Maintenance Requirements.............................16
                3.4.1.2  Environmental Compliance.............................17
                3.4.1.3  Hours of Operation...................................17
                3.4.1.4  Restrictions on Other Locations......................17
         3.4.2  Relocating Facilities.........................................17
         3.4.3  Representing Non-Volvo Product Lines..........................17
   3.5   Inspections..........................................................17
   3.6   Signs................................................................17
   3.7   Electronic Dealer Communications.....................................18
         3.7.1  Dealer Communication System Requirements......................18
         3.7.2  Software Licensing Requirements...............................19
         3.7.3  Systems Administrator Requirements............................19
         3.7.4  Confidentiality...............................................19
         3.7.5  Obligations upon Terminating Agreement........................19
   3.8   Dealer Council.......................................................19
   3.9   Company Meetings and Programs........................................19
   3.10  Company Sales Support................................................20
   3.11  Direct Sales.........................................................20

ARTICLE 4:  TRADEMARKS........................................................21

   4.1   Dealership Trade Name................................................21
   4.2   Using Product Trademarks.............................................21
   4.3   Trademark Validity...................................................21
   4.4   Effects of Agreement Termination.....................................22
   4.5   Nature of Trademark License..........................................22

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   4.6   Liability for Failure to Comply......................................22

ARTICLE 5:  TERMS OF SALE FOR PRODUCTS........................................23

   5.1   Product Orders.......................................................23
         5.1.1  Order Fulfillment.............................................23
         5.1.2  Order Cancellations...........................................23
         5.1.3  Installing Equipment Required by Law..........................23
   5.2   Prices...............................................................23
   5.3   Wholesale Credit Provisions..........................................23
   5.4   Grant of Purchase Money Security Interest............................23
   5.5   Delivery Schedules and Terms.........................................24
   5.6   Payment and Other Terms of Sale......................................24
   5.7   Sales and Use Taxes..................................................24

ARTICLE 6:  PRODUCT WARRANTY..................................................25

   6.1   Company Warranty.....................................................25
         6.1.1  Product Warranty..............................................25
         6.1.2  Product Warranty Documents....................................25
   6.2   Dealer Warranty......................................................25
         6.2.1  Product Warranty..............................................25
         6.2.2  Service Warranty..............................................25
         6.2.3  Indemnification...............................................25
   6.3   Warranty and Special Policy Service..................................26
         6.3.1  Providing Warranty Service....................................26
         6.3.2  No Charge for Warranty Service................................26
         6.3.3  Purchasing Warranty Repair Parts..............................26
         6.3.4  Warranty Claims...............................................26

ARTICLE 7:  ALTERNATIVE DISPUTE RESOLUTION....................................27

   7.1   Sole and Exclusive Dispute Resolution Procedures.....................27
   7.2   Negotiation..........................................................27
         7.2.1  Negotiating Parties...........................................27
         7.2.2  Negotiation Procedure.........................................27
   7.3   Mediation............................................................28
         7.3.1  Mediation Procedure...........................................28
         7.3.2  Selecting an AAA Mediator.....................................28
         7.3.3  Place of Mediation............................................28
         7.3.4  Mediation Costs...............................................28
         7.3.5  Confidentiality and Inadmissibility...........................28
         7.3.6  Civil Actions.................................................28
   7.4   Arbitration..........................................................29
         7.4.1  Upon Failure of Mediation.....................................29
         7.4.2  Governing Law.................................................29
         7.4.3  Place of Arbitration..........................................29
         7.4.4  Damage Awards.................................................29
         7.4.5  Statute of Limitations........................................29
         7.4.6  Arbitration Costs.............................................29
   7.5   Continuing Performance of Obligations................................29
   7.6   Right of Termination.................................................29

ARTICLE 8:  TERMINATION OF AGREEMENT..........................................30

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iv

   8.1   Expiration of Agreement..............................................30
   8.2   Termination by Mutual Consent........................................30
   8.3   Termination by the Dealer............................................30
   8.4   Termination by the Company for Cause.................................30
         8.4.1  Reasons for Termination.......................................30
         8.4.2  Failure to Perform Obligations................................32
   8.5   Rights and Obligations upon Termination..............................33
         8.5.1  Termination of Representation.................................33
         8.5.2  Unfilled Orders...............................................33
         8.5.3  Sums Due......................................................33
         8.5.4  Product and Tool Repurchase...................................33
                8.5.4.1  Repurchasing Trucks..................................33
                8.5.4.2  Repurchasing Parts...................................34
                8.5.4.3  Repurchasing Tools...................................34
                8.5.4.4  Product Repurchase Policies..........................34
         8.5.5  Removing Signs................................................34
         8.5.6  Returning Company-Supplied Equipment..........................34
         8.5.7  Settling Accounts.............................................34

ARTICLE 9:  DEALERSHIP TRANSFER AND SUCCESSION RIGHTS.........................35

   9.1   Notice of Dealership Transfer........................................35
   9.2   Approval Rights......................................................35
   9.3   Right of First Refusal...............................................35
         9.3.1  Terms.........................................................35
         9.3.2  Exercising the Right of First Refusal.........................35
         9.3.3  Purchasing Assets.............................................35
         9.3.4  Transferring the Right of First Refusal.......................36
         9.3.5  In Case of Dealer Violation...................................36
   9.4   Succession Rights....................................................36
         9.4.1  Designated Successor..........................................36
         9.4.2  Absence of a Successor Addendum...............................36

ARTICLE 10:  INDEMNIFICATION AND LIMITATION...................................38

   10.1  Indemnification......................................................38
         10.1.1  Indemnification by the Company...............................38
                10.1.1.1  Product Indemnification.............................38
                10.1.1.2  Conditions for Indemnification......................38
                10.1.1.3  Company's Obligations...............................38
         10.1.2  Indemnification by the Dealer................................38
                10.1.2.1  Type of Indemnification.............................38
                10.1.2.2  Conditions for Indemnification......................39
   10.2  Limitation of Remedies and Damages...................................39

ARTICLE 11:  GENERAL PROVISIONS...............................................40

   11.1  Modifying the Agreement..............................................40
   11.2  Prohibition on Assignments...........................................40
   11.3  Offsets..............................................................40
   11.4  No Waivers Policy....................................................40
   11.5  Confidentiality......................................................40
   11.6  Attorney's Fees......................................................40
   11.7  Governing Law........................................................40
   11.8  Compliance with Local Law............................................40
   11.9  Severability.........................................................41

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   11.10 Notice...............................................................41
         11.10.1  Methods of Communication....................................41
         11.10.2  Addresses...................................................41

ADDENDUM 1:  PRODUCT ADDENDUM.................................................43

ADDENDUM 2:  TERM ADDENDUM....................................................44

ADDENDUM 3:  AREA OF RESPONSIBILITY ADDENDUM..................................45

DEALER STATEMENT OF OWNERSHIP ADDENDUM

PORTFOLIO OF CRITERIA

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                                           DEALER SALES AND SERVICE AGREEMENT  1


                        VOLVO TRUCKS NORTH AMERICA, INC.
                       DEALER SALES AND SERVICE AGREEMENT




AGREEMENT BETWEEN:

     THE "COMPANY":                     Volvo Trucks North America, Inc.
                                        (a Delaware corporation)


     THE "DEALER":                      _______________________________________

                                    at: _______________________________________

                                        _______________________________________

                                        _______________________________________


     EFFECTIVE DATE:                    _______________________________________

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2  DEALER SALES AND SERVICE AGREEMENT


DEFINITIONS

AGREEMENT                       This Dealer Sales and Service Agreement,
                                including:
                                o  all addenda and attachments as updated from
                                   time to time by the Company
                                o  the Portfolio of Criteria
                                o  all applicable Company Policies and
                                   Procedures.

AREA OF RESPONSIBILITY          The territory in which the Dealer exercises
                                primary sales, service, Warranty, and customer support responsibilities.

BUSINESS AND MARKETING PLAN     The forecast of Dealer Sales and Marketing
                                Operations for a designated period. The Plan is derived from the Dealer's most recent Portfolio of Criteria and administered as an attachment to this Agreement.

COMPONENTS                      New, unused components of Trucks that are sold
                                under one of the Company's Trademarks (as defined in Article 4). These Components are listed in the Product Addendum.

CONTROLLING INDIVIDUAL(S)       The person or persons so designated by the
                                Company in the Dealer Statement of Ownership
                                Addendum.

DEALERSHIP                      The business operations of the Dealer through
                                which the Dealer sells Products and otherwise discharges its obligations under this Agreement.

LOCATION                        Location of the Premises.

PARTS New, unused, spare, or replacement truck parts purchased from the Company, including:
                                o  rebuilt and remanufactured parts
                                o  other all-makes parts
                                o  proprietary parts
                                o  all direct ship parts
                                o any other parts purchased from the Company. These Parts are listed in the Product Addendum.

PORTFOLIO OF CRITERIA           A compilation of various minimum standards of
                                criteria for Dealership operations pertaining to the Dealer's Area of Responsibility, prepared by the Company and updated from time to time.

PREMISES Dealer's facility for conducting Dealership operations in the Area of Responsibility.

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                                           DEALER SALES AND SERVICE AGREEMENT  3


PRODUCTS                        Products include:
                                o  Trucks as listed in the Product Addendum
                                o  Parts
                                o  Volvo Components (including engines)
                                o  other Components
                                o  service products, including extended
                                   warranty, contract maintenance, financial offerings, customer support memberships, and other services provided from time to time.

TRADEMARKS                      Trademarks, service marks, and trade names,
                                whether registered or unregistered, designated by the Company as the primary trademark identification for Products.

TRUCKS New, unused, heavy-duty trucks distributed by the Company, sold under one of the Company's Trademarks (as defined in Article 4), and listed in the Product Addendum.

WARRANTY Warranty includes the following services, as covered in the Warranty Administration Procedures Manual:

                                o  warranty
                                o  extended coverage
                                o  recalls
                                o  service programs
                                o  vendor-extended coverage.

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4  DEALER SALES AND SERVICE AGREEMENT


PREAMBLE

        Volvo Trucks North America, Inc. (the "Company") is a customer-service-oriented manufacturer of premium-quality trucks and highway tractors. The Company also markets and distributes its Products, including major Components and replacement Parts, for resale through its select network of authorized dealers.

   PURPOSE OF AGREEMENT

        The Company's goal is to promote a mutually beneficial relationship between itself and its dealers. Therefore, the purpose of this Agreement is to:
            o encourage and facilitate cooperation and mutual effort to satisfy customers
            o help the Company and the Dealer fully realize their opportunities for business success.

   COMPANY'S RESPONSIBILITIES

        The dealers depend upon the Company to provide:
            o   a variety of competitive quality Products and services
            o   effective sales, Parts, and service support
            o   competent staff in support of the Dealer
            o   prompt and reliable service to the Dealer.

   DEALER'S RESPONSIBILITIES

        The Company depends upon its dealers, individually and as a network, to:
            o manage a properly located, fully equipped Dealership in a professional manner
            o   staff the Dealership with competent personnel
            o sell sufficient quantities of Products into the appropriate applications
            o   provide prompt and reliable service to customers
            o   project a caring attitude toward customers.

   A MUTUALLY BENEFICIAL RELATIONSHIP

        By fulfilling their respective responsibilities under this Agreement, the Company and the Dealer will be able to establish and maintain a mutually satisfactory relationship.


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                                           DEALER SALES AND SERVICE AGREEMENT  5


                        THE COMPANY AND THE DEALER AGREE:

ARTICLE 1:  SELLING PRIVILEGE

   1.1    RELATIONSHIP BETWEEN COMPANY AND DEALER

                  The Dealer is an independent contractor, not an agent of the Company. The Dealer therefore has no authority to bind the Company to a third party.

                  The Dealer also is solely responsible for its own acts and omissions.

                  The Company has no authority to bind the Dealer to any third party except as provided by this Agreement and/or applicable Company policies and procedures as announced from time to time.

   1.2    DEALER APPOINTMENT

          1.2.1   DESCRIPTION OF APPOINTMENT

                  The Company appoints the Dealer in its Area of Responsibility to:
                      o act as an independent authorized retail dealer for the resale of Products
                      o provide Parts, used truck service, and technical support to customers of Products.

                  DEFINITION:
                  PRODUCTS        Products include:
                                  o   Trucks as listed in the Product Addendum
                                  o   Parts
                                  o   Volvo Components (including engines)
                                  o   other Components
                                  o   service products, including extended
                                      warranty, contract maintenance, financial offerings, customer support memberships, and other services provided from time to time.

                  This appointment is exclusive, meaning that so long as the Dealer complies with its obligations under this Agreement, the Company will not give any other dealer rights to locate a facility in the Dealer's Area of Responsibility.

                  The Dealer agrees to:

                      o accept this appointment subject to the terms of this Agreement, including
                          -- the Company's Portfolio of Criteria
                          -- policies and procedures set by the Company and
                             amended by the Company from time to time
                      o   conduct its operations in accordance with these terms.

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6  DEALER SALES AND SERVICE AGREEMENT


          1.2.2   ROLE OF CONTROLLING INDIVIDUAL

                  DEFINITION:
                  CONTROLLING The person or persons so designated by the Company INDIVIDUAL in the Dealer Statement of Ownership Addendum.

                  Controlling Individual(s) approved by the Company and identified in the Dealer Statement of Ownership Addendum must own, control, and manage the Dealership on a daily basis.

                  The Company enters into this Agreement relying upon the personal abilities and qualifications of the Controlling Individual(s). The Dealer's rights and the Company's obligations under this Agreement are contingent upon the continuity of the approved Controlling Individual(s). The Company and Dealer agree that the Controlling Individual(s) and the percentage stated in the Dealer Statement of Ownership Addendum will remain the same, unless changed according to
                  Article 9 of this Agreement.

   1.3    TERM OF AGREEMENT

                  Unless otherwise stated in the Term Addendum, the term of this Agreement shall be 5 years from the effective date.

   1.4    AREA OF RESPONSIBILITY

          1.4.1   DEFINITION OF AREA OF RESPONSIBILITY

                  DEFINITION:
                  AREA OF         The territory in which the Dealer exercises
                  RESPONSIBILITY  primary sales, service, and customer support responsibilities.

                  The Company has determined that the Dealer can best market and service Products, and provide the highest level of customer support, in this geographic region. The boundaries of the Area of Responsibility shall be set forth in the Area of Responsibility Addendum provided by the Company.

          1.4.2   CHANGING THE AREA OF RESPONSIBILITY

                  To improve service to customers and potential customers, the Company reserves the sole right and discretion to redefine from time to time the boundaries of any Area of Responsibility. The Dealer recognizes that factors determining the Area of Responsibility may change, leading to modification.

                  Factors used in determining the Area of Responsibility will be clearly defined in Company policies and procedures. Where the Company determines that modification to the Area of Responsibility is appropriate, it will, in all cases, provide the Dealer with 60 days' notice of the proposed modification. All disputes arising from changes in the Area of Responsibility will be resolved using the alternative dispute resolution process detailed in Article 7 of this Agreement.

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                                           DEALER SALES AND SERVICE AGREEMENT  7


   1.5    PORTFOLIO OF CRITERIA

                  DEFINITION:
                  PORTFOLIO OF   A compilation of various minimum standards of
                  CRITERIA       criteria for Dealership operations pertaining
                                 to the Dealer's Area of Responsibility,
                                 prepared by the Company and updated from time to time.

                  The Portfolio of Criteria includes the minimum acceptable criteria for business planning. The Dealer shall at all times perform in accordance with and remain in compliance with the terms of the Portfolio of Criteria. Its terms are subject to review either:
                      o annually, in connection with the preparation of the Business and Marketing Plan
                      o according to another interval determined by the Company.

   1.6    ADDENDA AND ATTACHMENTS

                  All addenda and other attachments to this Agreement are an integral part of the Agreement. If an addendum or attachment requires execution by the Dealer or the Company, this Agreement shall be of no force or effect until the addendum or attachment has been duly executed.

                  See the Table of Contents for a list of addenda to this Agreement.

   1.7    FULLY INCORPORATED POLICIES AND PROCEDURES

                  All applicable Company Policies and Procedures, which may be modified from time to time, are fully incorporated in this Agreement.

   1.8    MODIFYING THE AGREEMENT

                  The provisions of this Agreement may be modified by the Company as business conditions and other circumstances change.

   1.9    CHANGING PRODUCT OFFERINGS

                  The Company may from time to time change its Product offerings without prior notice to the Dealer. The Dealer will, in turn, have every reasonable right to have the Product Addendum updated to include new offerings that replace discontinued offerings, but only if the Dealer meets minimum Company standards as established from time to time.

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8  DEALER SALES AND SERVICE AGREEMENT


ARTICLE 2:  DEALERSHIP SALES AND SERVICE

                  DEFINITION:
                  DEALERSHIP   The business operations of the Dealer
                               through which the Dealer sells Products and otherwise discharges its obligations under this Agreement.

   2.1    DEALER'S RESPONSIBILITIES

                  The Dealer has two primary functions in the Area of
                  Responsibility:
                      o   to develop the business of selling and servicing
                          Products
                      o   to support Product customers.

                  The Company relies upon the Dealer to:
                      o develop and deal directly with a strong customer base in the Area of Responsibility
                      o conduct all business activities in a manner that reflects favorably upon, and preserves the goodwill and reputation of, the Dealer, the Company, and all other Company dealers
                      o give adequate care and attention to all aspects of Dealership business, including, among others:
                          --   Truck sales
                          --   Parts sales
                          --   Volvo Component sales
                          --   repair service
                          --   used truck sales
                          --   finance and insurance
                          --   administration
                          --   other support services and special customer
                               programs.

   2.2    CUSTOMER RELATIONS

                  Success of the Company, the Dealer, and other Company dealers depends upon establishing a reputation for exceptional customer satisfaction and loyalty in all aspects of Dealership operations. The Dealer and the Company recognize the importance of prompt, courteous, and professional care in promoting the image of a customer-service-oriented network. The Dealer is responsible for maintaining this reputation and will:
                      o conduct its business with the goal of furthering the Company's and the network of dealers' customer service objectives
                      o promote customer loyalty by prompt and courteous attention to local and transient customers
                      o support the Company and its image with a positive attitude to the customer and the public
                      o participate in Company-designated customer-satisfaction-measurement systems to ensure consistent levels of satisfaction with all Products.

                  The Company will support the Dealer in achieving its customer service objectives.

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                                           DEALER SALES AND SERVICE AGREEMENT  9


   2.3    TRUCKS

                  DEFINITION:
                  TRUCKS New, unused, heavy-duty trucks distributed by the Company, sold under one of the Company's Trademarks (as defined in Article 4), and listed in the Product Addendum.

          2.3.1   TRUCK SALES

                  Within the Area of Responsibility, the Dealer shall:
                      o vigorously and aggressively promote the sale, lease, and use of the full range of Truck models with specifications appropriate for the customer's intended use
                      o regularly and systematically solicit all current and prospective owners and users of Trucks
                      o develop and maintain a Truck department staffed with appropriately trained personnel, based on criteria that the Company may establish from time to time.

                  If, for any reason, the Dealer believes it may be unable to vigorously pursue any transaction, it shall immediately notify the appropriate Company representative in writing with the following information:
                      o   the customer's name
                      o a description of the vehicle type in which the customer is interested
                      o   any special terms and conditions known to the Dealer.

          2.3.2   TRUCK INVENTORY GUIDELINES

                  To help the Dealer develop its sales potential in the Area of Responsibility, the Company may provide Truck inventory guidelines for unsold Trucks.

          2.3.3   EVALUATING TRUCK SALES PERFORMANCE

                  The Dealer's Truck sales performance shall be measured by:
                      o   Dealer market performance
                      o   Dealer retail earned market share.

   2.4    VOLVO ENGINES AND COMPONENTS

          2.4.1   ENGINE AND COMPONENT SALES

                  The Dealer shall actively promote the sale of Volvo engines and Components, and meet the requirements of the Company for sales penetration and aftermarket support.

          2.4.2   ENGINE SALES PERFORMANCE OBJECTIVES AND EVALUATION

                  The Company will provide the Dealer with annual Volvo engine and Component sales objectives and include them in the Portfolio of Criteria. The Dealer's performance of its engine and Component sales responsibilities shall be measured by such reasonable criteria as the Company may develop from time to time.

   2.5    USED TRUCKS

                  The Company and the Dealer both recognize that used truck sales are crucial to the development of market potential in the Area of Responsibility. To fulfill this potential, the Dealer will:

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10  DEALER SALES AND SERVICE AGREEMENT


                      o develop and maintain a used truck department staffed with appropriately trained personnel
                      o provide customers with access to the purchase of used trucks
                      o provide competitive trade-in values for new Truck customers.

   2.6    PARTS

                  DEFINITION:
                  PARTS New, unused, spare, or replacement truck parts purchased from the Company, including:
                                o   rebuilt and remanufactured parts
                                o   other all-makes parts
                                o   proprietary parts
                                o   all direct ship parts
                                o any other parts purchased from the Company. These Parts are listed in the Product Addendum.

          2.6.1   PARTS SALES

                  Within the Area of Responsibility, the Dealer shall vigorously and aggressively promote the sale of Parts to:
                      o retail and other customers, including transient customers of Products
                      o   authorized extended distribution outlets.

                  The Dealer shall also use its best efforts to develop its potential for Parts sales and obtain an acceptable penetration of the local market.

                  The Dealer understands that customers have the right to expect any Part that the Dealer sells, installs, or uses in the repair or servicing of Trucks to meet the Company's high standards. The Dealer therefore agrees:
                      o not to sell, use, or install non-Volvo Parts that in any way adversely affect the mechanical operation of any Truck, or that are inferior in quality and design to Volvo Parts
                      o   not to represent used or remanufactured parts as new.

          2.6.2   PARTS INVENTORY REQUIREMENTS

                  The Dealer will maintain Parts stocking requirements as defined by the Company. The inventory of new, unused Parts will be designed to promote customer service and satisfaction and further the Dealer's Parts sales potential.

          2.6.3   PARTS REPORTING

                  The Dealer will supply Parts reports as required by the Company. Upon request, the Dealer will also:
                      o make available its complete Parts inventory data in the manner required by the Company
                      o provide additional data, such as sales/demands, for the purpose of improving Parts availability and customer support.

                                          DEALER SALES AND SERVICE AGREEMENT  11


          2.6.4   PARTS INFORMATION, CATALOGS, AND MANUALS

                  The Dealer will:
                      o strictly adhere to the Company's manuals, bulletins, policies, procedures, and other instructionals, in whatever form they are offered, and as revised from time to time
                      o keep on the Premises, in operable condition, all the equipment, catalogs, manuals, and bulletins required to provide a high level of customer service. These materials must be maintained in the medium required by the Company.

                  The Dealer's continuing right to sell Parts is conditioned upon fulfilling these obligations.

          2.6.5   PARTS MERCHANDISING AND DISPLAY

                  The Dealer will provide an adequate area, according to Company standards, for the merchandising and display of Products.

          2.6.6   EVALUATING PARTS SALES PERFORMANCE

                  The Company will provide the Dealer, on a regular basis, with specific Parts sales and purchase objectives. The Dealer's performance of its Parts sales and purchase responsibilities shall be measured by such reasonable criteria as the Company may develop from time to time, which may include but are not limited to:
                      o a comparison of the Dealer's actual Parts sales and purchases to:
                          -- its Parts sales and purchase objectives as set from time to time
                          --  its performance during the prior year
                      o a comparison of the Dealer's actual Parts sales and purchases to those of other dealers in the same region and district, and other dealers nationwide
                      o the Dealer's Parts sales penetration in the Area of Responsibility
                      o the Dealer's achievement of objectives under the Business and Marketing Plan.

   2.7    SERVICE

          2.7.1   CUSTOMER SERVICE

                  The Dealer will promote customer satisfaction by providing courteous, convenient, prompt, efficient, quality service to owners and users of Trucks, including transient customers. These services will be provided whenever requested, regardless of where or from whom the Trucks were purchased. The Dealer will perform and administer all service in a professional manner, in accordance with:
                      o   all applicable laws and regulations
                      o   the Company's customer satisfaction goals
                      o   the Company's Service Policies and Procedures
                          Manual as amended from time to time.

                  Failure to provide a high level of service, as outlined in this Agreement, could result in the loss of customer goodwill and seriously damage the reputation of the Company, the Dealer, other Company dealers, and Products.

12  DEALER SALES AND SERVICE AGREEMENT


          2.7.2   HOURS OF OPERATION

                  The Dealer agrees to:
                      o maintain hours of operation at the Premises consistent with local competitive and/or trade practices. At a minimum, hours should be equal to or better than the average hours of the top 2 market share leaders in the Area of Responsibility, not including any resident dual brand at the Dealership. The Dealer will work towards being open 7 days per week, 24 hours per day.
                      o be open or on call 7 days per week, 24 hours per day for the following services:
                          --  Parts and service
                          --  truck-down emergency road service
                      o conduct semiannual surveys within the Area of Responsibility to monitor competitors' hours of operation.

          2.7.3   RECALL SERVICE PROCEDURE

                  During a recall campaign, the Dealer will:
                      o perform, in a timely fashion, all Product inspections and repairs the Company requests, regardless of where the Products were purchased
                      o perform recall service in accordance with the Company's service manuals, bulletins, policies and procedures, and other instructionals as amended from time to time
                      o at the Company's request, provide all information in the Dealer's possession regarding the location of Products subject to a recall
                      o in all reasonable ways, notify customers of the need and desirability of inspection and repairs.

                  The Company will compensate the Dealer for parts and labor provided in connection with recall services according to the then-current Company policy.

          2.7.4   EVALUATING SERVICE PERFORMANCE

                  The Company and the Dealer will periodically evaluate the Dealer's service performance to determine if the Dealer has fulfilled the Company's service objectives, as included in but not limited to:
                      o   this Agreement
                      o   the Portfolio of Criteria
                      o   Company policies and procedures
                      o   other reasonable criteria that the Company may adopt.

   2.8    COMPLAINT RESOLUTION

          2.8.1   CUSTOMER COMPLAINTS

                  Good customer relations are essential to the Dealer's and the Company's mutual success. Accordingly, the Dealer will promptly and diligently investigate and resolve all complaints. The process of complaint resolution should secure the goodwill of customers and the marketplace toward the Dealer, the Products, the Company, and the Company's other dealers.

                  Except as otherwise provided in this Agreement, the Dealer is the primary resource for investigating and resolving customer complaints. If the Dealer receives any

                                          DEALER SALES AND SERVICE AGREEMENT  13


                  complaint that it is unable to resolve, the Dealer will promptly notify the Company with:
                      o   the nature of the complaint
                      o   the Product involved
                      o the name and complete contact information of the customer making the complaint.

          2.8.2   SERVICE DISPUTES

                  Dissatisfied customers occasionally contact the Company directly with complaints about the quality or cost of Dealer service. The Company will forward these disputed issues to the Dealer for response to the customer. In such cases it is the Dealer's responsibility to resolve the dispute at its own expense. The Dealer must keep records of the customer issue and its resolution and provide this information to the Company upon request.

   2.9    SALES AND SERVICE PERSONNEL REQUIREMENTS

          2.9.1   DEALERSHIP TRAINING REQUIREMENTS

                  The Dealer agrees to comply with the Company's training requirements as outlined in the Training Policies and Procedures Manual. The Dealer's continuing right to sell Products is contingent upon fulfilling this obligation.

          2.9.2   SALES

                  The Dealer shall at all times employ a sufficient number of trained and qualified Parts and sales personnel, as specified in the Parts and Sales Policies and Procedures Manuals, to vigorously and aggressively promote the sale of Products in accordance with the terms of this Agreement, the Portfolio of Criteria, and the Business and Marketing Plan. Parts, new and used truck, and Volvo Component sales personnel must also meet the training requirements.

          2.9.3   SERVICE

                  The Dealer shall also employ a sufficient number of trained and qualified service personnel, as defined in the Service Policies and Procedures Manual.

14  DEALER SALES AND SERVICE AGREEMENT


ARTICLE 3:  DEALERSHIP OPERATIONS

                  DEFINITION:
                  DEALERSHIP    The business operations of the Dealer through
                                which the Dealer sells Products and otherwise discharges its obligations under this Agreement.

   3.1    FINANCIAL REQUIREMENTS

                  The Dealer shall at all times maintain and employ the total investment, net worth, unencumbered net working capital liquidity, and available wholesale credit it needs to properly and completely fulfill its responsibilities under this Agreement. The Dealer must demonstrate to the Company's reasonable satisfaction that it is able to provide full and prompt payment for purchased Products before the Company is obligated to sell Products to the Dealer.

   3.2    BUSINESS AND MARKETING PLAN AND SALES OBJECTIVES

                  DEFINITION:
                  BUSINESS AND     The forecast of Dealer Sales and Marketing
                  MARKETING PLAN   Operations for a designated period. The Plan
                                   is derived from the Dealer's most recent
                                   Portfolio of Criteria and administered as an attachment to this Agreement.

                  On an annual basis or other period specified by the Company, the Dealer shall submit, on Company-provided forms, a Business and Marketing Plan that projects operating results for the upcoming year or years. The Plan will cover new Truck, used truck, Parts, and service sales. The Dealer will use this Plan to increase market penetration in the Area of Responsibility.

                  The Business and Marketing Plan will incorporate the specific sales objectives provided by the Company, which shall be based on some or all of the following factors, among others:
                      o   the Dealer's prior sales
                      o   the Dealer's present market position
                      o   the Company's national and District market positions
                      o   the Company's long-range plans and objectives
                      o an analysis of current conditions and projected change in the local market.

                  The Business and Marketing Plan shall contain a detailed description of, among other things:
                      o   analyses of the Dealer's present market position
                      o the Dealer's short- and long-term sales objectives and strategies
                      o tactics and programs that the Dealer will implement to achieve its objectives.

                  The Dealer shall use its best efforts to meet the objectives set forth in the Business and Marketing Plan.

                  In support of this process, the Company shall provide the Dealer with:
                      o   an overview of then-current market conditions
                      o   future Company marketing plans

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                                          DEALER SALES AND SERVICE AGREEMENT  15


                      o   state of the Company
                      o any other plans that can reasonably be disclosed to the Dealer without jeopardizing the Company's position
                      o any other reasonably necessary assistance in formulating a Business and Marketing Plan.

   3.3    RECORDS AND REPORTS

          3.3.1   RECORDKEEPING AND REPORTING REQUIREMENTS

                  3.3.1.1  ACCOUNTING RECORDS

                  The Dealer will maintain uniform accounting records in the manner prescribed by the Company. These records will at all times accurately reflect the financial condition of its business.

                  3.3.1.2  OPERATING REPORT

                  The Dealer will furnish to the Company a complete operating report covering its operations on a calendar year-to-date basis. This operating report:
                      o   will be due by the 15th of each month
                      o must be submitted either on Company-provided forms or over the Company-approved Dealer Communication System, as the Company shall elect.

                  3.3.1.3  RETAIL AND OTHER REPORTS

                  The Dealer will provide a retail report and all other reports at such times and on such forms as the Company may reasonably request.

                  3.3.1.4  EMPLOYEE AND DEALERSHIP INFORMATION

                  The Dealer will keep current and provide, upon Company request, employee and Dealership information.
                      o Employee information includes, but is not limited to, Dealer personnel and their functions.
                      o Dealership information includes, but is not limited to, hours of operation.

                  3.3.1.5  AUDITED FINANCIAL STATEMENT

                  The Dealer will submit a financial statement, compiled and reviewed by a reputable certified public accounting firm, to the Company at fiscal year-end closing. Should the Dealer produce audited statements, these audited statements become the requirement.

                  3.3.1.6  RETAINING RECORDS

                  The Dealer will retain all information, including Warranty, inventory, and other sales and service records related to the business covered by this Agreement, for a period of at least 5 years following the end of the calendar year in which the record was generated. This information must be provided upon request, on such forms and in such format as the Company requires.

          3.3.2   MAKING RECORDS AVAILABLE FOR EXAMINATION

                  The Dealer shall permit the Company and its designees to examine the Dealer's accounting or other records upon reasonable notice during business hours. This examination may include, among other things, an audit of the Dealer's records

16  DEALER SALES AND SERVICE AGREEMENT


                  supporting Warranty, service, or other claims made by the Dealer against the Company.

          3.3.3   FAILURE TO COMPLY

                  If the Dealer fails, after notice from the Company, to comply with any of the provisions of this Section, the Company shall have the right to:
                      o stop financing Parts or other purchases on open account
                      o remove the Dealer from the list of dealers eligible for Company participation in wholesale and retail Truck financing.

          3.3.4   CONFIDENTIALITY AND DISCLOSURE

                  The Company will keep all information provided under Section
                  3.3 confidential and will not disseminate it to any outside party without the Dealer's consent, unless required to do so by law. However, at its sole discretion, the Company may disclose such information to its affiliated companies. Dissemination within the Company of information provided under this Section shall be on a need-to-know basis.

                  The Dealer hereby:
                      o authorizes the Company's affiliates to disclose to the Company any information of the nature described in this Section
                      o waives all claims of damage against any person or entity for such disclosure.

                  "Affiliates" or "affiliated company" shall mean any parent or subsidiary of the Company or any other company with common ownership.

   3.4    PREMISES AND LOCATION

                  DEFINITIONS:
                  PREMISES Dealer's facility for conducting Dealership operations in the Area of Responsibility.

                  LOCATION          Location of the Premises.

          3.4.1   FACILITIES

                  3.4.1.1  MAINTENANCE REQUIREMENTS

                  The appearance and representation of the Premises affect both customer and public perception of Product quality provided by all dealers nationwide. Therefore, the Dealer will maintain the Premises and the Location in accordance with:
                      o   the terms of this Agreement
                      o   the Company's most recent Portfolio of Criteria
                      o the Company's standards for size, cleanliness, appearance, and presentation of Products, used trucks, and repair services.

                  The Dealer further agrees that:
                      o interior and exterior retail environment and signs will comply with any reasonable requirements the Company may establish to promote and preserve its own and the Dealer's image
                      o the Premises shall comply with all applicable government ordinances, laws, and/or regulations in effect from time to time

                                          DEALER SALES AND SERVICE AGREEMENT  17


                      o in the Company's opinion, the Premises shall be commercially satisfactory and in a good state of repair.

                  The Company may, if circumstances warrant, require the Dealer, upon reasonable prior notice, to make changes to the Premises or Location.

                  3.4.1.2  ENVIRONMENTAL COMPLIANCE

                  The Dealer shall comply with all applicable federal, state, and local environmental laws in the operation of the Dealership.

                  3.4.1.3  HOURS OF OPERATION

                  See Section 2.7.2 for requirements concerning hours of operation.

                  3.4.1.4  RESTRICTIONS ON OTHER LOCATIONS

                  The Dealer shall not:
                      o operate from any other location without the Company's prior written consent
                      o establish a resident salesperson outside the Area of Responsibility without the Company's approval.

          3.4.2   RELOCATING FACILITIES

                  The Dealer must obtain the Company's advance written approval, which will not be unreasonably withheld, to:
                      o   relocate its facilities
                      o change the size of or substantially modify the use of the Premises.

          3.4.3   REPRESENTING NON-VOLVO PRODUCT LINES

                  In accepting the Company's Portfolio of Criteria, the Dealer commits its Premises and other specified resources to meet its obligations under this Agreement. The Dealer must seek approval in writing from the Company before:
                      o   representing other heavy-duty trucks
                      o   distributing other substantial product offerings.

                  Such written notice must be sent 60 days in advance. The Company, upon receipt of such notice, and without limiting any rights it has under this Agreement, reserves the right to modify the Portfolio of Criteria to insure that adequate resources continue to be available for Products and customers of Products. Adequate resources include, but are not limited to, staffing, display space, and merchandising.

   3.5    INSPECTIONS

                  The Company or its designees may at any time during normal business hours, upon reasonable notice, inspect the Dealer's:
                      o   Premises
                      o   inventory of Products
                      o customer records relating to Product Warranty, sales, and service.

   3.6    SIGNS

                  The Dealer shall prominently display upon its Premises the largest sign allowable by local ordinance. Signs must be:

18  DEALER SALES AND SERVICE AGREEMENT


                      o consistent with Company policy and applicable zoning ordinances
                      o   adequate to identify the Premises as an authorized
                          sales and service establishment for all Products
                      o   compatible with design standards established by the
                          Company
                      o   subject to Company approval of Trademark display.

   3.7    ELECTRONIC DEALER COMMUNICATIONS

                  Electronic transmission of data between the Dealer and the Company is a necessary part of transacting business successfully. To further this goal, the Company will continue to make available to its dealers:
                      o cost-effective data communication capabilities that use current technology
                      o guidelines and other assistance for using these systems.

          3.7.1   DEALER COMMUNICATION SYSTEM REQUIREMENTS

                  The Dealer will obtain and maintain on its premises a Company-approved Dealer Business System capable of providing Volvo DCS communications and electronically transmitting information in a form compatible with the Company's minimum standards, as published from time to time. This system and the Dealer personnel must be capable of:
                      o   transmitting to the company, among other information:
                          --  Truck orders
                          --  Parts orders
                          --  Warranty claims
                          --  Dealership Parts inventory
                          --  Truck repair-order history
                          --  financial data (FACTS)
                          --  other relevant business information
                      o   receiving information from the Company.

                  It is the Dealer's responsibility to provide linkage, at its own expense, with the Company's system.

                  The Dealer will also install and maintain computer equipment that is capable of DCS communications in the following departments:
                      o   New Truck
                      o   Used Truck
                      o   Parts
                      o   Service
                      o   Administration.

                  This computer equipment must meet the minimum standards published by the Company from time to time.

                  As the Company adds or changes systems or equipment, the Dealer will modify its own systems and equipment to be compatible within a reasonable time, as defined by the Company. The Company will make every reasonable effort to consider existing Dealer systems and equipment prior to adding or changing requirements.

                                          DEALER SALES AND SERVICE AGREEMENT  19


          3.7.2   SOFTWARE LICENSING REQUIREMENTS

                  Licensing agreements for some software supplied by the Company may limit the number of clients/users that can access the software. The Dealer agrees to notify the Company if the number of clients/users using a system exceeds the licensing agreement in force at the time, and purchase additional licenses if necessary.

          3.7.3   SYSTEMS ADMINISTRATOR REQUIREMENTS

                  The Dealer must appoint a systems administrator who will be the primary contact for systems announcements, upgrades, and the resolution of computer-related problems at the Dealership.

          3.7.4   CONFIDENTIALITY

                  Systems supplied by the Company are considered confidential as specified in Section 11.5 of this Agreement. These systems and any intellectual property rights forming a part of these systems:
                      o cannot be used in conjunction with any business activities not directly related to the Company and its benefit
                      o must be used as specified in Company licensing agreements.

          3.7.5   OBLIGATIONS UPON TERMINATING AGREEMENT

                  Any communications equipment, computers, software, or tools supplied by the Company will remain its property and must be returned upon termination of this Agreement. If requested by the Company, the Dealer agrees to promptly execute any financing statements or other documents for filing by the Company evidencing its ownership of any equipment, computers, software, or tools it has supplied.

   3.8    DEALER COUNCIL

                  To promote goodwill and to maximize the mutual benefits of this Agreement, the Company has established a Dealer Council to serve as a mechanism for joint communication. The Dealer Council will convey to the Company and the dealers each others' concerns and opinions.

                  The Dealer Council is comprised of dealers elected by dealers and develops its own bylaws. The number and qualifications of elected representatives is determined by these bylaws.

                  The Company will meet with the Dealer Council periodically to review matters presented as well as other mutual business issues. The Company reserves the right to seek alternative methods for receiving dealer input.

   3.9    COMPANY MEETINGS AND PROGRAMS

                  The Company shall make available to the Dealer a variety of meetings, seminars, and programs, including Product announcement meetings, that are designed to:
                      o   increase Dealer expertise in promoting Products
                      o develop sales and income for all aspects of Dealership operations
                      o   promote customer satisfaction.

20  DEALER SALES AND SERVICE AGREEMENT


                  The Controlling Individual(s), or such Dealer personnel as the Company shall reasonably prescribe, shall attend Company meetings. The Dealer also agrees to support Company Product programs in effect from time to time.

   3.10   COMPANY SALES SUPPORT

                  The Company shall support the Dealer's sales of Products with a national sales and marketing effort that will include, among other things, regular national and/or regional advertising. The Company may also provide:
                      o advertising materials to assist the Dealer in promoting Product sales. These materials may include, but are not limited to:
                          --   brochures
                          --   folders
                          --   catalogs
                          --   e-commerce applications
                          --   kiosks.
                          The Company may, in circumstances it deems appropriate, charge the Dealer the reasonable cost of such materials.
                      o cooperative advertising plans and special promotions designed to stimulate sales.

   3.11   DIRECT SALES

                  The Company intends to sell Products through its Dealers to the fullest extent possible. However, if the Company determines that it is appropriate in a particular case, it may sell Products directly to any purchaser regardless of where the purchaser is located or takes delivery. In all such cases of direct sales, the Dealer shall have no right to any credit, commission, or other compensation by virtue of any such sale.

                  If the Dealer's selling efforts have substantially contributed to the Company's direct Product sale, the Company may, in accordance with its policy in effect at the time, pay the Dealer a commission based on the significance of the selling effort.

                                          DEALER SALES AND SERVICE AGREEMENT  21


ARTICLE 4:  TRADEMARKS

                  DEFINITION:
                  TRADEMARKS      Trademarks, service marks, and trade
                                  names, whether registered or unregistered, designated by the Company as the primary trademark identification for Products.

                  The Company is the owner or licensee of certain Trademarks. The Dealer acknowledges that the Trademarks are valuable assets of the Company and agrees to protect them, using them only in accordance with the following terms and conditions.

   4.1    DEALERSHIP TRADE NAME

                  Subject to Company approval, the Dealer is licensed to:
                      o non-exclusively use the Trademarks as part of the Dealer trade name while conducting business under this Agreement
                      o register this trade name where registration of fictitious business names is required by law. The Dealer shall notify the Company in writing of all such registrations within 30 days.

                  The Dealer shall not:
                      o use any of the Trademarks in its actual corporate name
                      o register or attempt to register any of the Trademarks in any place or office, except as permitted in this Section of the Agreement.

   4.2    USING PRODUCT TRADEMARKS

                  The Dealer may use the Trademarks to fairly and truthfully advertise and promote Product sales and enhance Product goodwill. The Company may from time to time issue guidelines for the use of the Trademarks; the Dealer shall comply with such guidelines.

                  The Dealer shall not:
                      o use the Trademark on any product offered for sale that was not purchased directly or indirectly from the Company
                      o alter any Product or change or substitute any of its equipment in any way that impeaches, infringes, or lessens the validity of the Trademarks
                      o do anything else that will in any way impeach, infringe, or lessen the validity of the Trademarks.

                  Dealer use of Trademarks shall be in accordance with Company Policy. The Dealer will provide its best efforts to further the goodwill and image associated with Trademarks.

   4.3    TRADEMARK VALIDITY

                  The Dealer:
                      o acknowledges that the Trademarks are valid and presently owned by or licensed to the Company
                      o agrees to use the Trademarks only as long as this Agreement is valid
                      o has no right to authorize others to use the Trademarks

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22  DEALER SALES AND SERVICE AGREEMENT


                      o will not use any of the Trademarks in any manner that jeopardizes the Company's ownership or use thereof.

   4.4    EFFECTS OF AGREEMENT TERMINATION

                  Upon termination of this Agreement for any reason, all licenses granted to the Dealer in this Article shall immediately terminate. Additionally, the Dealer shall immediately discontinue the use of Trademarks on:
                      o   signs
                      o   structures
                      o   advertising, marketing, or other promotional activity.

                  As soon as possible after termination, the Dealer will change its trade name so that it will no longer contain the Company Trademark, or any other name deceptively similar to it.

   4.5    NATURE OF TRADEMARK LICENSE

                  The Dealer's interest in this Trademark license is personal and not assignable. The Dealer shall acquire only those rights in connection with the Trademarks expressly granted in this Article.

   4.6    LIABILITY FOR FAILURE TO COMPLY

                  The Dealer will reimburse the Company for all legal fees and other expenses incurred in connection with any legal or other action to compel the Dealer to comply with the provisions of this Article.

                                          DEALER SALES AND SERVICE AGREEMENT  23


ARTICLE 5:  TERMS OF SALE FOR PRODUCTS

   5.1    PRODUCT ORDERS

          5.1.1   ORDER FULFILLMENT

                  The Company will sell Products to the Dealer, who must place orders in the form the Company requires.

                  No order will be binding upon the Company or the Dealer until accepted by the Company according to its policies as announced from time to time. If the Dealer fails to fulfill any condition of sale required of it, the Company may, even after acceptance, delay production or cancel an order.

          5.1.2   ORDER CANCELLATIONS

                  The Dealer may not cancel orders once they have been accepted by the Company, except as specifically permitted by Company policies as announced from time to time.

          5.1.3   INSTALLING EQUIPMENT REQUIRED BY LAW

                  The Company may install and adjust the price for any equipment or accessory required by law on any Products the Dealer orders, whether or not such items are included in the Dealer's order.

   5.2    PRICES

                  When purchasing Products from the Company, the Dealer will pay the prices shown in the Company's then-current price list or other publications. All changes in price or other terms of sale between the Company and the Dealer shall take place in accordance with written Company policies issued from time to time.

   5.3    WHOLESALE CREDIT PROVISIONS

                  The Dealer shall establish and maintain exclusive credit lines for the purchase of Trucks and, if applicable, used trucks. The credit lines must be sufficient for the purchase of Trucks in volumes stated in the Business and Marketing Plan.

   5.4    GRANT OF PURCHASE MONEY SECURITY INTEREST

                  To secure its indebtedness to the Company ("Secured Indebtedness"), the Dealer grants to the Company a purchase money security interest in the Dealer's Parts inventory ("Collateral") and the proceeds, limited to the amount of the Dealer's indebtedness to the Company. The Dealer shall, at the Company's request, execute for public filing those documents that the Company believes are necessary to perfect this purchase money security interest. Upon Dealer default in the payment of any of the Secured Indebtedness, the Company shall have all the rights of a secured party under the Uniform Commercial Code or other applicable laws.

                  The Dealer warrants and covenants that, so long as it has any outstanding Secured Indebtedness, it will own and retain the Collateral in its possession, except for final retail use or sale in the ordinary course of business.

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24  DEALER SALES AND SERVICE AGREEMENT


                  This purchase money security interest shall survive the termination of this Agreement if, at the time of such termination, any Secured Indebtedness remains unpaid.

   5.5    DELIVERY SCHEDULES AND TERMS

                  The Company will determine build schedules. It will not be responsible for a failure or delay in accepting orders or delivering Products due, in whole or in part, to:
                      o   discontinuing the manufacture or sale of specific
                          Products
                      o   labor difficulties
                      o shortages of labor, material, transportation, or utilities
                      o   government regulations
                      o any force majeure or other cause beyond the Company's control.

                  Delivery terms shall be in accordance with Company policies as announced from time to time.

   5.6    PAYMENT AND OTHER TERMS OF SALE

                  Terms of payment, risk of loss, and other terms of sale of Products, used trucks, and services shall be in accordance with Company credit policies in effect at the time of the order.

   5.7    SALES AND USE TAXES

                  All of the Dealer's Product purchases are presumed to be for resale.

                  The Dealer will provide the Company with any certificates or other evidence necessary to establish or maintain exemptions from state or local sales, use, or other taxes. If tax is required on any sale from the Company to the Dealer, the Dealer will either pay the tax directly or reimburse the Company for payments made.

                                          DEALER SALES AND SERVICE AGREEMENT  25


ARTICLE 6:  PRODUCT WARRANTY

                  DEFINITION:
                  WARRANTY Warranty includes the following services, as covered in the Warranty Administration Procedures Manual:
                                 o   warranty
                                 o   extended coverage
                                 o   recalls
                                 o   service programs
                                 o   vendor-extended coverage.

   6.1    COMPANY WARRANTY

          6.1.1   PRODUCT WARRANTY

                  The Company gives each customer who purchases Products from the Dealer a limited Warranty in accordance with the Company's customer Warranty policies. This policy may, in certain situations, include extended Warranties issued according to Company policies.

                  THE COMPANY MAKES NO OTHER WARRANTIES WHATSOEVER, WHETHER WRITTEN OR ORAL, EXPRESS OR IMPLIED, TO THE DEALER OR THE DEALER'S CUSTOMERS. THIS WRITTEN LIMITED WARRANTY IS GIVEN INSTEAD OF ALL OTHER WARRANTIES, INCLUDING, WITHOUT LIMITATION, ANY ORAL OR WRITTEN WARRANTIES OF MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE.

          6.1.2   PRODUCT WARRANTY DOCUMENTS

                  When selling or leasing Products, the Dealer shall execute, and require the customer to execute, the Warranty documents that the Company requires according to its policy in effect at the time.

   6.2    DEALER WARRANTY

          6.2.1   PRODUCT WARRANTY

                  The Dealer will extend to each of its customers its written warranty, which shall be the same as the Company's written limited Warranty. If the Dealer extends a Product warranty that differs from the Company's limited Warranty, the Dealer must inform the customer and the Company, in writing, that:
                      o   the warranty is provided solely by the Dealer
                      o neither the Company nor other Company Dealers have any responsibility for such warranty.

          6.2.2   SERVICE WARRANTY

                  All Dealer service facilities shall provide a written workmanship guarantee to all customers. If the Company pays for service work, it will be entitled to the same workmanship guarantees as all other customers of the Service Department.

          6.2.3   INDEMNIFICATION

                  The Dealer agrees to indemnify the Company against any liability, costs, judgments, or expenses, including attorney's fees, relating to any customer claim with respect to

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26  DEALER SALES AND SERVICE AGREEMENT


                  any Dealer warranty that differs from the Company's written limited Warranty. The Dealer's obligation to indemnify the Company will survive the termination of this Agreement.

   6.3    WARRANTY AND SPECIAL POLICY SERVICE

          6.3.1   PROVIDING WARRANTY SERVICE

                  The prompt and efficient administration of Warranty is vital to the reputation of Products, the Company, and the Dealers. It is therefore the Dealer's obligation to provide Warranty service on all Products in a timely fashion, regardless of where the Product was purchased. All service must be provided in accordance with the Warranty policies and procedures announced by the Company from time to time. The Dealer will also perform, in a timely fashion, any other service to the Products the Company requests.

          6.3.2   NO CHARGE FOR WARRANTY SERVICE

                  Each Product owner is entitled to the full benefit of any applicable Company Warranty. The Dealer shall not charge a customer for any service covered by Warranty.

                  If the Dealer seeks Warranty coverage for a service that was not performed in accordance with applicable Warranty repair policies, including without limitation repair time charges that exceed the Company's Standard Repair Time, then the Dealer agrees not to charge the customer for any amount denied by the Company.

          6.3.3   PURCHASING WARRANTY REPAIR PARTS

                  The Dealer is required to purchase from the Company any Parts used in a Warranty repair for which reimbursement is sought from the Company.

          6.3.4   WARRANTY CLAIMS

                  The Company will compensate the Dealer for labor and approved materials following receipt of a properly submitted Warranty claim and completion of all other conditions for payment.

                                          DEALER SALES AND SERVICE AGREEMENT  27


ARTICLE 7:  ALTERNATIVE DISPUTE RESOLUTION

   7.1    SOLE AND EXCLUSIVE DISPUTE RESOLUTION PROCEDURES

                  The parties shall promptly seek, in good faith and in a spirit of cooperation, a rapid and equitable solution to any dispute, controversy, or claim between them arising out of, relating to, or concerning this Agreement. Accordingly, the parties agree to engage in direct and meaningful negotiations to arrive at such solution.

                  Except as provided herein, no civil, regulatory, or administrative action with respect to any dispute, claim, or controversy arising out of or relating to this Agreement may be commenced until the procedures specified in this Article 7 have been followed. These procedures shall be the sole and exclusive procedures for the resolution of any such dispute.

   7.2    NEGOTIATION

          7.2.1   NEGOTIATING PARTIES

                  The parties shall attempt in good faith promptly to resolve, by negotiation, any dispute arising out of or relating to this Agreement. The negotiating parties shall be the Dealer Principal and the Company's Director of Dealer Development.

          7.2.2   NEGOTIATION PROCEDURE

                  The negotiating parties will observe the following procedure:

                  1. Each party shall give the other party written notice of any dispute not resolved in the normal course of business.

                  2. Within 15 days after delivery of the notice, the receiving party shall submit to the other a written response. Both notice and response shall include:
                      o   a statement of each party's position
                      o   a summary of arguments supporting that position
                      o the name and title of any other person who will accompany the Dealer Principal or the Company's Director of Dealer Development during negotiations.

                  3. Within 30 days after delivery of the disputing party's notice, the Dealer Principal and the Company's Director of Dealer Development shall meet at a mutually acceptable time and place, and thereafter as often as they reasonably deem necessary, to attempt to resolve the dispute.

                  4. Each party will honor any reasonable request for information from the other party.

                  All negotiations and information exchanged pursuant to this Section are confidential and shall be treated as compromise and settlement negotiations for purposes of applicable rules of evidence.

28  DEALER SALES AND SERVICE AGREEMENT

   7.3    MEDIATION

          7.3.1   MEDIATION PROCEDURE

                  If the dispute has not been resolved by Negotiation as set forth in Section 7.2 above within 45 days of the disputing party's notice, and the parties have failed to meet within 20 days, the matter shall be submitted to the American Arbitration Association ("AAA") or its successor, for mediation under its Commercial Rules.

          7.3.2   SELECTING AN AAA MEDIATOR

                  Either party may commence mediation by providing to AAA and the other party a written request for mediation, setting forth the subject of the dispute and the relief requested. The parties will cooperate with AAA and with one another in selecting a mediator from the AAA panel of mediators who has qualifications in franchise law, and in scheduling the mediation proceedings.

          7.3.3   PLACE OF MEDIATION

                  The mediation shall be held in a mutually convenient location to all parties, including the mediator.

          7.3.4   MEDIATION COSTS

                  The parties covenant that they will participate in the mediation in good faith and will share equally in its costs.

          7.3.5   CONFIDENTIALITY AND INADMISSIBILITY

                  All offers, promises, conduct, and statements, whether oral or written, made in the course of the mediation by any of the parties, their agents, employees, experts, and attorneys, and by the mediator and any AAA employees, are confidential, privileged, and inadmissible for any purpose, including impeachment, in any litigation or other proceeding involving the parties. Evidence that is otherwise admissible or discoverable shall not be rendered inadmissible or nondiscoverable as a result of its use in the mediation.

          7.3.6   CIVIL ACTIONS

                  Either party may seek equitable relief prior to the mediation to preserve the status quo pending the completion of that process. Except for such an action to obtain equitable relief, neither party may commence a civil action with respect to the matters submitted to mediation until after the completion of the initial mediation session, or 90 days after the date of filing the written request for mediation, whichever occurs first.

                  Mediation may continue after the commencement of a civil action if the parties so desire. The provisions of this Section may be enforced by any Court of competent jurisdiction, and the party seeking enforcement shall be entitled to any award of all costs, fees, and expenses, including attorney's fees, to be paid by the party against whom enforcement is ordered.

                                          DEALER SALES AND SERVICE AGREEMENT  29


   7.4    ARBITRATION

          7.4.1   UPON FAILURE OF MEDIATION

                  If Negotiation followed by mediation as set forth in this Article fails to reach an equitable solution to the dispute within 90 days after commencement, then such dispute, controversy, or claim may be settled by final and binding arbitration administered by the AAA, in accordance with its applicable rules, by one arbitrator, if so chosen by the Dealer. Once initiated, all parties shall cooperate with AAA and each other to reach the final decision.

          7.4.2   GOVERNING LAW

                  This arbitration shall be governed by the Federal Arbitration Act, 9 U.S.C. ss.ss. 1-16 to the exclusion of state laws inconsistent therewith. Judgment upon the award rendered by the arbitrator may be entered by any court having jurisdiction thereof.

          7.4.3   PLACE OF ARBITRATION

                  The place of arbitration shall be Greensboro, NC.

          7.4.4   DAMAGE AWARDS

                  The arbitrator is not empowered to award damages in excess of compensatory damages. Each party hereby irrevocably waives any right to recover such damages with respect to any dispute resolved by arbitration.

          7.4.5   STATUTE OF LIMITATIONS

                  The statute of limitations applicable to the commencement of a lawsuit in the state where the Dealership is located shall apply to the commencement of an arbitration hereunder, except that no defenses shall be available based upon the passage of time during any Negotiation or Mediation called for in this Article.

          7.4.6   ARBITRATION COSTS

                  Each party shall bear its own costs, and any arbitrator's fees shall be divided equally between the parties.

   7.5    CONTINUING PERFORMANCE OF OBLIGATIONS

                  Each party is required to continue to perform its obligations under this Agreement pending final resolution of any dispute arising out of or relating to this Agreement, unless to do so would be impossible or impracticable under the circumstances.

   7.6    RIGHT OF TERMINATION

                  The requirements of this Article 7 shall not be deemed a waiver of any right of termination under this Agreement.

30  DEALER SALES AND SERVICE AGREEMENT


ARTICLE 8:  TERMINATION OF AGREEMENT

   8.1    EXPIRATION OF AGREEMENT

                  Unless otherwise stated in the Term Addendum, the term of this Agreement shall be 5 years.

                  This Section is subject to the provisions in Section 8.4. Neither the Dealer nor the Company waive any of their respective rights under Section 8.4.

   8.2    TERMINATION BY MUTUAL CONSENT

                  The Dealer and the Company may, by mutual consent, terminate this Agreement at any time.

   8.3    TERMINATION BY THE DEALER

                  The Dealer may terminate this Agreement at any time and provide written notice of termination to the Company at least 60 days prior to the termination date. During the notice period, the Dealer will continue to perform all of its obligations under this Agreement.

   8.4    TERMINATION BY THE COMPANY FOR CAUSE

          8.4.1   REASONS FOR TERMINATION

                  The Company may terminate this Agreement on reasonable advance notice for any of the following reasons:

                  1.  NONPAYMENT TO COMPANY
                      Dealer's failure to pay any sum due to the Company within 30 days following receipt of the Company's notice of nonpayment.

                  2.  THIRD-PARTY LIABILITY
                      Dealer's failure to pay any sum due to any financing source or any other third party within 30 days after demand for payment. The Company may terminate this Agreement if the Dealer's failure to pay any sum due to any third party results in the Company incurring liability or potential liability to a third party.

                  3.  LOSS OF WHOLESALE CREDIT LINE
                      Loss of an adequate wholesale credit line without implementing a satisfactory substitute within 30 days. The wholesale credit line allows the Dealer to purchase stock and sold orders.

                  4.  CHANGE IN CONTROLLING INDIVIDUAL
                      Change in, resignation, or removal of a Controlling Individual, except as expressly authorized in this Agreement.

                  5.  TRANSFER OF AGREEMENT
                      Any attempted or actual sale, assignment, or transfer of this Agreement, or of any of the Dealer's rights or duties under this Agreement, except as expressly authorized in this Agreement.

                                          DEALER SALES AND SERVICE AGREEMENT  31


                  6.  ACQUISITION BY COMPETITOR
                      The acquisition by a Company competitor of an ownership stake of any kind in the Dealership or in any other directly related business operated or controlled by the Controlling Individual(s). Such acquisition may include, but is not limited to, purchase of stock in a publicly owned dealership.

                  7.  FELONY CONVICTION
                      The conviction of the Dealer or any Controlling Individual of any felony or crime that involves moral turpitude or may adversely affect the business or reputation of the Dealer, the Company, or its Products.

                  8.  MISREPRESENTATION
                      Misrepresentation by the Dealer of a material fact in connection with:
                      o any application for appointment as a dealer for the Company
                      o any financial statement or other document the Dealer submits under this Agreement
                      o any claim for compensation or credit for warranty, recall, or similar services, or any other claim for payment the Dealer submits to the Company.

                  9.  LEGAL NONCOMPLIANCE
                      Dealer's failure to comply with all laws or regulations applicable to the sale or service of Products, including all federal, state and municipal licensing and permit requirements. The Company may terminate this Agreement if the Dealer's failure to comply adversely affects its ability to do business as contemplated in this Agreement.

                  10. INTERNAL DISPUTE
                      Any dispute among Controlling Individuals which, in the opinion of the Company, is likely to adversely affect the business reputation of the Dealer, the Company, or its Products.

                  11. INSOLVENCY
                      Insolvency includes:
                      o the filing by the Dealer of any petition for relief as a debtor under the Bankruptcy Code or any state insolvency law
                      o assignment by the Dealer for the benefit of its creditors
                      o the appointment of any trustee, receiver, or similar fiduciary for the Dealer, for all or a substantial part of the Dealer's assets.

                  12. DECEPTIVE BUSINESS PRACTICE
                      An adjudication or determination by any government agency that the Dealer or a Controlling Individual has committed a deceptive or unfair business practice which, in the Company's opinion, is likely to adversely affect the reputation of the Dealer, the Company, or its Products.

32  DEALER SALES AND SERVICE AGREEMENT


                  13. SALE OF ASSETS
                      An actual or attempted sale by the Dealer of any of its principal operating assets that adversely affects the Dealer's ability to do business as contemplated in this Agreement.

                  14. OPERATIONAL FAILURE
                      Failure of the Dealer to conduct regular sales, service, and parts operations during customary business hours for 5 or more consecutive days, unless caused by force majeure. The Dealer must obtain the prior written consent of the Company before suspending operations.

                  15. TRADEMARK VIOLATION
                      Unauthorized Dealer use of Company Trademarks.

                  16. PORTFOLIO OF CRITERIA VIOLATION
                      Dealer violation of any material provision or requirement of the Portfolio of Criteria.

                  17. FAILURE TO PERFORM MATERIAL OBLIGATION
                      Dealer's failure to perform any material obligation under this Agreement.

                  18. DAMAGING ACT OR OMISSION
                      A significant act or omission by the Dealer which is damaging to the Company or the network of dealers.

                  19. NONCOMPLIANCE WITH INFORMATION REQUEST
                      Dealer's refusal to:
                      o furnish, on a timely basis, sales, service, or financial information and related supporting data
                      o permit the Company to examine or audit the Dealer's accounts and records as provided in this Agreement.

                  20. NONPAYMENT OF TAXES
                      Dealer's failure to pay any tax obligation to any government authority that would result in an adverse action against the Dealer that materially affects its performance under this Agreement.

          8.4.2   FAILURE TO PERFORM OBLIGATIONS

                  The parties understand and agree that the duties and obligations this Agreement imposes upon the Dealer are preconditions to the continuation of the Dealer-Company relationship. The Dealer's performance under any prior form of Dealer Sales and Service Agreement with the Company may be considered in evaluating performance under this Agreement.

                  In the event the Dealer fails to perform any material duty or obligation imposed upon it by this Agreement, the Company may terminate this Agreement upon reasonable notice.

                                          DEALER SALES AND SERVICE AGREEMENT  33


                  If the Company determines that the Dealer is failing to meet its performance obligations, the Company will:
                      o   notify the Dealer in writing of such failure
                      o upon request, promptly review with the Dealer any aspect of such failure
                      o provide the Dealer with a reasonable period to remedy all failures.

                  If the Dealer cannot or refuses to remedy all failures within this time period, the Company may terminate this Agreement.

   8.5    RIGHTS AND OBLIGATIONS UPON TERMINATION

                  Upon termination of this Agreement for any reason, the following actions will occur:

          8.5.1   TERMINATION OF REPRESENTATION

                  The Dealer's right to represent the Company and buy, sell, or service Products will immediately terminate, although the Company may elect to complete unfilled orders. The Dealer shall have the right to sell or otherwise dispose of Products in its possession that the Company does not purchase at the time of termination, as described in Section 8.5.4.

          8.5.2   UNFILLED ORDERS

                  The Company will have the option to either cancel or fill any unfilled Product orders placed by the Dealer. The Company may require the Dealer to pay for Products on a cash-on-delivery or other basis if they are delivered after the earlier of these two dates:
                      o   the effective date of termination
                      o   the date of notice of termination.

          8.5.3   SUMS DUE

                  Sums the Dealer owes the Company will be due and payable not later than the effective termination date, notwithstanding any other prior agreement or course of dealing.

          8.5.4   PRODUCT AND TOOL REPURCHASE

                  8.5.4.1  REPURCHASING TRUCKS

                  The Company will repurchase any new and unused Trucks in the Dealer's inventory, subject to inspection and free of all liens and encumbrances, which were purchased from the Company not more than one year prior to their tender for repurchase. Such repurchase will be for an amount equal to the price paid by the Dealer, including freight, and shall be:
                      o   net of any taxes and fees
                      o   less preparation charges and discounts.

                  The Company's obligation under this Article is conditioned upon the understanding that the Trucks tendered for repurchase:
                      o have not been altered, damaged, or materially changed since their original acquisition from the Company.
                      o do not have specifications that are so unique or unusual that, in the Company's reasonable judgment, they are unsalable.

34  DEALER SALES AND SERVICE AGREEMENT


                  8.5.4.2  REPURCHASING PARTS

                  The Company shall repurchase from the Dealer any new, unused, and salable Parts and tools in the Dealer's inventory originally purchased from the Company. This repurchase is subject to Section 8.5.4.4, the terms of the Parts Operations Manual, and other Company policies current at the effective date of termination.

                  8.5.4.3  REPURCHASING TOOLS

                  The Company shall also repurchase from the Dealer any tooling in accordance with Company policies and procedures established from time to time.

                  8.5.4.4  PRODUCT REPURCHASE POLICIES

                  Such repurchase of Products by the Company shall be in accordance with Company policies as announced from time to time. The current policy includes, among other provisions:
                      o Amounts payable to the Dealer under this Section shall first be credited against any Dealer liability to the Company.
                      o No payment shall be made to the Dealer for repurchased Products until there has been a full accounting of the Dealer's liability to the Company, including all contingent liabilities.
                      o The Dealer shall, as a condition to any repurchase, fully cooperate with the Company in complying with all applicable bulk transfer laws. Without limiting the generality of the foregoing, the Dealer shall execute all documents necessary for compliance with this Section.
                      o The Company shall have no obligation to repurchase any Product from the Dealer unless the Dealer:
                          -- is able to deliver title free and clear of all liens and encumbrances
                          --  has fully complied with Sections 4.4 and 8.5.5.

          8.5.5   REMOVING SIGNS

                  As a precondition to the Company's obligation to make any payments under this Section, the Dealer shall immediately remove the following items displaying Company Trademarks:
                      o   signs
                      o   structures
                      o   advertising, marketing, or other promotional activity.

          8.5.6   RETURNING COMPANY-SUPPLIED EQUIPMENT

                  Any communications equipment, computers, software, or tools that the Company supplies to the Dealer remain the property of the Company and must be returned upon termination of this Agreement.

          8.5.7   SETTLING ACCOUNTS

                  The Company shall use its best efforts to settle all accounts payable to or by the Dealer within 60 days of the termination date.

                                          DEALER SALES AND SERVICE AGREEMENT  35


ARTICLE 9:  DEALERSHIP TRANSFER AND SUCCESSION RIGHTS

   9.1    NOTICE OF DEALERSHIP TRANSFER

                  The Dealer shall provide the Company with at least 60 days' prior written notice before the effective date of a Dealership Transfer. "Dealership Transfer" is defined as:
                      o any proposed sale or other transfer of all or any part of the stock of the Dealership or any significant part of the assets of the Dealership
                      o   any change in Controlling Individual(s).

   9.2    APPROVAL RIGHTS

                  The Company shall have sole approval rights over any proposed Dealership Transfer. This approval shall not be unreasonably withheld provided the Dealer gives the Company 60 days' prior written notice of the proposed transfer. Prior written notice shall include:
                      o a fully executed copy of any agreement(s) with the proposed transferee
                      o a complete dealer application from the proposed transferee.

                  In making its decision, the Company will use its normal criteria for evaluating dealer applicants and prospective Controlling Individuals.

   9.3    RIGHT OF FIRST REFUSAL

          9.3.1   TERMS

                  Even when a proposed transferee meets the criteria to become a dealer for the Company, the Company shall have a right of first refusal for any bona fide Dealership Transfer offer (the "Offer"). This right of first refusal shall:
                      o begin when the Dealership or any Controlling Individual receives an Offer it has accepted, pending Company approval
                      o continue for 60 days following the Company's receipt of written notice of the proposed Offer. Such notice, to be valid, shall include all of the Offer's terms and conditions.

                  Any subsequent modification of an Offer shall be deemed a new Offer for the purposes of this Section.

          9.3.2   EXERCISING THE RIGHT OF FIRST REFUSAL

                  The Company may exercise its right of first refusal by providing the Dealership with its written election in the manner provided in this Section. Failure of the Company to send such notice before the end of the above-prescribed 60-day period shall extinguish the right of first refusal.

          9.3.3   PURCHASING ASSETS

                  If the Company exercises its right of first refusal, it shall purchase the assets or other interests specified in the Offer on the terms and conditions of the Offer or on such other terms and conditions as the parties shall agree. In the event the proposed closing date occurs before the Company's approval period expires, the closing date shall be extended to a reasonable date after expiration of the 60 days, or to another date agreed to by the parties.

36  DEALER SALES AND SERVICE AGREEMENT


          9.3.4   TRANSFERRING THE RIGHT OF FIRST REFUSAL

                  The Company shall have the right to assign its right of first refusal to another party, providing it guarantees payment of the purchase price by the transferee to the Dealer or Controlling Individual(s), as appropriate. Upon receipt of the notice triggering the right of first refusal, the Company is authorized to discuss a possible assignment, including all terms of the Offer, with any prospective assignee.

          9.3.5   IN CASE OF DEALER VIOLATION

                  The following actions, among others, shall be considered a breach of this Agreement:
                      o Dealer's failure to provide the notice of the Offer as set forth above
                      o Dealer's signing an agreement not subject to the Company's rights under this Article
                      o Dealer's completion of any other transaction in violation of this Article.

                  Breach of a material term of this Agreement shall, among other things, entitle the Company to:
                      o   terminate this Agreement
                      o refuse to acknowledge the transferee as an authorized dealer or Controlling Individual of the Company
                      o obtain equitable relief in any court of competent jurisdiction voiding the improper transaction.

   9.4    SUCCESSION RIGHTS

          9.4.1   DESIGNATED SUCCESSOR

                  Each Controlling Individual may propose a successor to his or her interest by delivering to the Company a completed Application for Designated Successor. To qualify, the proposed successor must be a full-time employee of the Dealership and otherwise meet the criteria the Company generally applies to dealer applicants.

                  The procedure is as follows:

                  1. The Company will promptly review the Application for Designated Successor and respond to the Controlling Individual with either its decision or a request for additional information.

                  2. If the Application is approved, the applicant will become a Designated Successor. The Company will execute the appropriate Successor Addendum to this Agreement.

                  3. Unless a material change occurs following the execution of the Successor Addendum, the Designated Successor will, with his or her consent, be appointed to replace the Controlling Individual in case of death or incapacitation.

          9.4.2   ABSENCE OF A SUCCESSOR ADDENDUM

                  In the event of death or incapacity of a Controlling Individual when there is no executed Successor Addendum or qualified Designated Successor, the Company may terminate this Agreement subject to the following condition:

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                                          DEALER SALES AND SERVICE AGREEMENT  37


                  The remaining Controlling Individuals, if any, and the deceased or incapacitated Controlling Individual's heirs or assignees shall have up to 6 months following the death or incapacity to qualify as a replacement Controlling Individual in accordance with this Article.

38  DEALER SALES AND SERVICE AGREEMENT


ARTICLE 10:  INDEMNIFICATION AND LIMITATION

   10.1   INDEMNIFICATION

          10.1.1  INDEMNIFICATION BY THE COMPANY

                  10.1.1.1  PRODUCT INDEMNIFICATION

                  Subject to Sections 10.1.1.2 and 10.1.1.3, in any lawsuit naming the Dealer as a defendant and relating to any Product sold by the Dealer, the Company shall:
                      o   assume the defense of the Dealer
                      o hold harmless and indemnify the Dealer against any -- costs
                          --  expenses, including attorney's fees
                          -- judgments for monetary damages, less any offset recovered by the Dealer.

                  10.1.1.2  CONDITIONS FOR INDEMNIFICATION

                  The Company will indemnify the Dealer only if the lawsuit is based upon:
                      o an alleged breach of the Company's written Product Warranty
                      o bodily injury or property damage claimed to have been caused solely by a defect in the design, manufacture, or assembly of the Product. The defect must have occurred before the Product left the Company's control. This provision does not apply to a defect that the Dealer should reasonably have detected in a predelivery Product inspection.

                  10.1.1.3  COMPANY'S OBLIGATIONS

                  The Company's obligations under this Section shall be conditioned upon the Dealer's:
                      o promptly notifying the Company, in writing, upon learning of any actual or threatened Product liability action
                      o   cooperating fully in the defense of the action.

                  The Company will determine its obligation under this Section of the Agreement by examining the relevant pleadings and subsequently discovered information. If the subsequently discovered information reveals that the Company is not obligated, then the Company may terminate its defense efforts and tender the case back to the Dealer.

                  The Company shall not be obligated if the alleged damage or injury is, or is claimed to have been, caused by the Dealer's:
                      o   alteration or modification of the Product
                      o   misapplication or misspecification of the Product
                      o   misrepresentation about the Product
                      o   use of nonapproved Parts or Components.

          10.1.2  INDEMNIFICATION BY THE DEALER

                  10.1.2.1  TYPE OF INDEMNIFICATION

                  Under the conditions listed below, the Dealer shall hold harmless and indemnify the Company against any:

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                                          DEALER SALES AND SERVICE AGREEMENT  39


                      o   costs
                      o   expenses, including attorney's fees
                      o   judgments
                      o other liabilities, of any nature or kind whatsoever, whether actual or contingent.

                  10.1.2.2  CONDITIONS FOR INDEMNIFICATION

                  The Dealer will indemnify the Company under any of the following conditions:
                      o failure to comply with any provision of this Agreement
                      o negligence or malfeasance in the sale or servicing of any Product
                      o   breach of any contract with a third party
                      o fraud or misrepresentation of any material fact to the Company or to any other party
                      o   use of nonapproved Parts or Components.

                  The Company reserves the right to select counsel and control any litigation arising out of these conditions.

   10.2   LIMITATION OF REMEDIES AND DAMAGES

                  A limitation of remedies and damages will apply to any action, suit, other proceeding, or dispute between the Company and the Dealer arising out of or relating to:
                      o   the performance of this Agreement
                      o   the manufacturer-dealer relationship
                      o any warranty the Company or the Dealer gives to a Product purchaser or lessee.

                  The limitation is as follows:

                  NEITHER THE COMPANY NOR THE DEALER MAY RECOVER CONSEQUENTIAL DAMAGES, INCIDENTAL DAMAGES, OR OTHER INDIRECT OR SPECIAL DAMAGES OR LOSSES SUCH AS, BUT NOT LIMITED TO, LOSS OF:
                      o   PROFITS
                      o   GOODWILL
                      o   BUSINESS OPPORTUNITY
                      o   USE OF PLANT OR EQUIPMENT
                      o   EXECUTIVE OR EMPLOYEE TIME.

40  DEALER SALES AND SERVICE AGREEMENT


ARTICLE 11:  GENERAL PROVISIONS

   11.1   MODIFYING THE AGREEMENT

                  This document and attachments, addenda, and the Portfolio of Criteria represent the entire Agreement between the Company and the Dealer, superseding all prior oral or written agreements or other communications. Except to the extent that this Agreement authorizes the Company to unilaterally effect amendments, either directly or by announcing a new Company policy, this Agreement may only be modified by a written document signed by both the Dealer and the Company.

   11.2   PROHIBITION ON ASSIGNMENTS

                  The Dealer may not assign, sell, delegate, transfer, or encumber its rights or obligations under this Agreement without the prior written consent of the Company.

   11.3   OFFSETS

                  The Company may credit any sums it owes to the Dealer against any sums due from the Dealer. In accordance with its policies, the Company may charge interest at a rate permitted by law on any overdue amounts the Dealer owes.

   11.4   NO WAIVERS POLICY

                  If the Company or the Dealer fail, in a specific instance, to insist on performance of an obligation by the other party, such failure does not constitute a waiver of the right to insist upon performance of that or any other obligation in the future.

   11.5   CONFIDENTIALITY

                  The Dealer shall keep secret and confidential all proprietary information of the Company and shall not disclose such information to anyone without the Company's express written approval. Use of such proprietary information by the Dealer for purposes other than the fulfillment of obligations imposed by this Agreement is prohibited. Proprietary information is defined as information that is either:
                      o not generally known outside the Company and its dealers
                      o designated in writing as "Confidential" by the Company.

   11.6   ATTORNEY'S FEES

                  If either party institutes or maintains an action, suit, claim, or other judicial or administrative proceeding to enforce or defend any of the rights or obligations arising out of or in any way related to this Agreement or its termination, neither party shall be entitled to recover from the other party its attorney's fees or other costs and expenses incurred in such action, suit, proceeding, or any appeal.

   11.7   GOVERNING LAW

                  This Agreement will be governed by and construed under the laws of the state where the Dealer's principal place of business is located.

   11.8   COMPLIANCE WITH LOCAL LAW

                  If the law of any jurisdiction is applicable to the performance of any obligation or the exercise of any right under this Agreement, the obligation shall be performed and the

                                          DEALER SALES AND SERVICE AGREEMENT  41


                  right shall be exercised to the extent required by such law. All of the provisions of this Agreement shall be construed in light of this Section.

   11.9   SEVERABILITY

                  Any provision that contravenes any law or regulation of any relevant jurisdiction shall be deemed to be modified to conform to such law or regulation and shall not cancel or invalidate the remainder of such provision, and all other terms and provisions of this Agreement shall remain in full force and effect. Such modification shall only be effective as long as it is required under applicable law.

   11.10 NOTICE

          11.10.1  METHODS OF COMMUNICATION

                  Any written notice or other communication required or permitted by this Agreement shall be deemed given when:
                      o   personally delivered
                      o sent by facsimile transmission (fax), as confirmed by a printed transmission report
                      o sent by Federal Express or another nationally recognized, expedited delivery service, and received by the recipient.

          11.10.2  ADDRESSES

                  Notices to the Dealer shall be sent to the address shown on Page 1 of this Agreement.

                  Notices to the Company shall be sent to:

                      P.O. BOX                   OR   STREET ADDRESS
                      P.O. Box 26115                  7900 National Service Road
                      Greensboro, NC 27402-6115       Greensboro, NC 27409

                               Attention: Dealer Operations

                               FAX # 336-393-2392

                  Alternatively, notices may be sent to such other address as the party receiving the communication may have specified in writing.

42  DEALER SALES AND SERVICE AGREEMENT


IN WITNESS WHEREOF, the Company and the Dealer have executed this Agreement effective on the date shown on Page 1.



_______________________________________   VOLVO TRUCKS NORTH AMERICA, INC.
 DEALER FIRM NAME

By:    ________________________________   By:   ________________________________

Title: ________________________________   Title:________________________________



If Dealer is a corporation, show State in which incorporated: __________________

                                          DEALER SALES AND SERVICE AGREEMENT  43


ADDENDUM 1:  PRODUCT ADDENDUM
             TO
             VOLVO TRUCKS NORTH AMERICA, INC.
             DEALER SALES AND SERVICE AGREEMENT


                  The following Trucks are distributed by Volvo Trucks North America, Inc. The Dealer may sell these Products only in accordance with the provisions of this Agreement:




                               VN SERIES
                               XPEDITOR SERIES
                               AUTOCAR SERIES
                               AUTOHAULER SERIES
                               WG SERIES

44  DEALER SALES AND SERVICE AGREEMENT


ADDENDUM 2:  TERM ADDENDUM
             TO
             VOLVO TRUCKS NORTH AMERICA, INC.
             DEALER SALES AND SERVICE AGREEMENT


                  In accordance with Section 8.1 of this Agreement, the term of this Agreement between Volvo Trucks North America, Inc. (the "Company") and

                      Dealer:               ____________________________________

                      Street Address:       ____________________________________

                      City, State, Zip:     ____________________________________

                  is as follows:

                      Effective Date:       ____________________________________

                      Expiration Date:      ____________________________________



                                            VOLVO TRUCKS NORTH AMERICA, INC.



                                            By:        _________________________

                                            Title:     _________________________

                                          DEALER SALES AND SERVICE AGREEMENT  45


ADDENDUM 3:  AREA OF RESPONSIBILITY ADDENDUM
             TO
             VOLVO TRUCKS NORTH AMERICA, INC.
             DEALER SALES AND SERVICE AGREEMENT


                  Dealer Code:          ________________________________________

                  Dealer Name:          ________________________________________

                  Street Address:       ________________________________________

                  City, State, Zip:     ________________________________________

                  Effective Date:       ________________________________________


                  The Dealer shall have the following Area of Responsibility:

                  The State of:  _________________  The State of:  _____________

                  The County of: _________________  The County of: _____________





                  This Area of Responsibility Addendum shall remain in effect until superseded by a new Area of Responsibility Addendum delivered to the Dealer by the Company. This Area of Responsibility Addendum cancels and supersedes any previous Area of Responsibility Addendum.

                                       VOLVO TRUCKS NORTH AMERICA, INC.



                                       By:        ______________________________

                                       Title:     ______________________________